EXHIBIT 99.1
SCHEDULE I
     The following form documents (hereinafter collectively referred to as the “Per Aircraft Form Documents”) have been provided in this filing: (a) Form of Participation Agreement (Participation Agreement among American Airlines, Inc. (“American”), U.S. Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements then in existence (the “Pass Through Trustee”), U.S. Bank Trust National Association, as Subordination Agent (the “Subordination Agent”), U.S. Bank Trust National Association, as Loan Trustee (“Loan Trustee”), and U.S. Bank Trust National Association, in its individual capacity as set forth therein (“U.S. Bank Trust”) (filed as Exhibit 4.8 herewith); (b) Form of Indenture and Security Agreement (Indenture and Security Agreement between American and the Loan Trustee (filed as Exhibit 4.9 herewith); and (c) Form of Series 2009-1 Equipment Notes (included in Exhibit 4.9 filed herewith).
     The corresponding documents with respect to each Boeing 777-223ER aircraft listed below are substantially identical in all material respects to the Per Aircraft Form Documents, with the following exceptions: (1) conforming changes have been made to reflect the appropriate United States registration number of each aircraft (i.e., N771AN, N773AN, N780AN and N795AN), the appropriate model of each aircraft (i.e., Boeing 777-223ER), the appropriate generic model of each aircraft (i.e., BOEING 777-200), the appropriate manufacturer’s serial number of each aircraft and the appropriate purchase agreement with the manufacturer; (2) the description and original principal amount of the equipment notes set forth on Schedule I to each Participation Agreement differ; (3) the dollar amount set forth on Exhibit C to each Indenture and Security Agreement reflects the amount applicable to the model of each aircraft; (4) the original principal amount of the equipment notes and the related amortization schedules, in each case as set forth in Schedule I to each Indenture and Security Agreement, differ; (5) conforming changes have been made to reflect the appropriate engines relating to each aircraft (i.e., Rolls-Royce RB211-Trent 892), the appropriate generic description thereof (i.e., ROLLS ROYCE TRENT800) and the appropriate manufacturer’s serial number of each engine; (6) the definitions set forth in Annex A to the Participation Agreement and Indenture and Security Agreement differ with respect to each aircraft for conforming changes; (7) conforming changes have been made to each Series A Equipment Note issued to reflect the original principal amount of and the amortization schedule for such Series A Equipment Note; (8) provisions to the effect that the obligation of the Pass Through Trustee of each Pass Through Trust then in existence to make the loan contemplated by Article II of the applicable Participation Agreement is subject to the satisfaction of the conditions precedent set forth in Section 2 of the Note Purchase Agreement, and the requirements set forth in Section 1 of the Note Purchase Agreement relating to an aircraft and equipment notes, have been deleted; and (9) conforming changes have been made to reflect the dates on or as of which certain documents were executed and related events occurred in connection therewith and, in particular, conforming changes have been made to reflect that no Series B Equipment Notes were issued simultaneously with the issuance of the Series A Equipment Notes and no Class B Liquidity Facility was provided.
     Subject to the terms and conditions of the Note Purchase Agreement (filed as Exhibit 4.7 herewith), the corresponding documents with respect to each Boeing 737-823 aircraft to be financed in the future pursuant to this offering will be substantially identical in all material respects to the Per Aircraft Form Documents, except for differences of the general type listed in clauses (1) through (7) and, if applicable, clause (9) of the preceding paragraph.

(1)(a)	Participation Agreement (N771AN), dated as of July 7, 2009, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(1)(b)	Indenture and Security Agreement (N771AN), dated as of July 7, 2009, between American and the Loan Trustee.
(1)(c)	Series 2009-1A N771AN Equipment Note No. 1, dated July 7, 2009.

(2)(a)	Participation Agreement (N773AN), dated as of July 7, 2009, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(2)(b)	Indenture and Security Agreement (N773AN), dated as of July 7, 2009, between American and the Loan Trustee.
(2)(c)	Series 2009-1A N773AN Equipment Note No. 1, dated July 7, 2009.

(3)(a)	Participation Agreement (N780AN), dated as of July 7, 2009, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(3)(b)	Indenture and Security Agreement (N780AN), dated as of July 7, 2009, between the Company and the Loan Trustee.
(3)(c)	Series 2009-1A N780AN Equipment Note No. 1, dated July 7, 2009.

(4)(a)	Participation Agreement (N795AN), dated as of July 7, 2009, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(4)(b)	Indenture and Security Agreement (N795AN), dated as of July 7, 2009, between the Company and the Loan Trustee.
(4)(c)	Series 2009-1A N795AN Equipment Note No. 1, dated July 7, 2009.